                                                                      EXHIBIT 32

                MASCO CORPORATION AND CONSOLIDATED SUBSIDIARIES
       CERTIFICATIONS REQUIRED BY RULE 13A-14(B) OR RULE 15D-14(B) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
      AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

     The certification set forth below is being submitted in connection with the Masco Corporation Annual Report on Form 10-K for the period ended December 31, 2005 (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and
Section 1350 of Chapter 63 of Title 18 of the United States Code.

     Richard A. Manoogian, the Chairman of the Board and Chief Executive Officer, and Timothy Wadhams, the Senior Vice President and Chief Financial Officer, of Masco Corporation, each certifies that, to the best of his knowledge:

          1. The Report fully complies with the requirements of Section 13a or 15d of the Exchange Act; and

          2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Masco Corporation.

                                          /s/ RICHARD A. MANOOGIAN
                                          --------------------------------------
                                          Name: Richard A. Manoogian
                                          Title:   Chairman of the Board and
                                                   Chief
                                              Executive Officer

Date: March 2, 2006

                                          /s/ TIMOTHY WADHAMS
                                          --------------------------------------
                                          Name: Timothy Wadhams
                                          Title:   Senior Vice President and
                                                   Chief
                                              Financial Officer

Date: March 2, 2006

     A signed original of this written statement required by Section 906 has been provided to Masco Corporation and will be retained by Masco Corporation and furnished to the Securities and Exchange Commission or its staff upon request.